Exhibit 99.1

Quarterly Earnings and
Supplemental Operating and Financial Data

September 30, 2011

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
September 30, 2011

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to:  (1) the authorization of Lexington’s Board of Trustees of future dividend declarations to achieve an expected annualized dividend paid in 2012 of $0.50 per common share, (2) Lexington’s ability to achieve its estimate of Company FFO for the year ended December 31, 2011, (3) the consummation of the build-to-suit construction loans and subsequent acquisition of such properties, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST TRADED: NYSE: LXP ONE PENN PLAZA, SUITE 4015 NEW YORK NY 10119-4015

Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Thursday, November 3, 2011

LEXINGTON REALTY TRUST REPORTS THIRD QUARTER 2011 RESULTS AND
INCREASES QUARTERLY COMMON SHARE DIVIDEND BY 8.7%

New York, NY - November 3, 2011 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the third quarter ended September 30, 2011.

Third Quarter 2011 Highlights

•	Generated Company Funds From Operations (“Company FFO”) of $41.4 million or $0.23 per diluted common share/unit, adjusted for certain items.
•	Executed 11 new and renewal leases, totaling approximately 1.2 million square feet.
•	Raised $15.6 million of gross proceeds from dispositions.
•	Entered into three build-to-suit contracts for an aggregate total project cost of $72.6 million.
•	Acquired an office property in Columbus, Ohio for $6.1 million and invested $13.7 million in build-to-suit projects.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, "We have had success this year in executing our business plan by completing asset sales of $145.0 million at a weighted-average capitalization rate of 6.8%, reducing debt by $80.0 million, raising overall portfolio occupancy from 93.4% to 95.6% and funding $163.8 million of investments, which have a current weighted-average yield of 9.5%. The quarterly common share dividend increase announced today reflects our solid operating results and our confidence in our future prospects. Even with this increase, we believe our new dividend payout ratio will continue to be conservative in relation to our Company funds from operations."
FINANCIAL RESULTS
Revenues

For the quarter ended September 30, 2011, total gross revenues were $84.0 million, compared with total gross revenues of $82.4 million for the quarter ended September 30, 2010. The increase is primarily due to property acquisitions and an increase in occupancy.

Company FFO Attributable to Common Shareholders/Unitholders

The following presents, in tabular form, the items excluded from Reported Company FFO for the periods presented (in millions, except for per diluted share/unit data):

	Three Months Ended September 30,						Nine Months Ended September 30,
	2011	Per Diluted Share/Unit		2010	Per Diluted Share/Unit		2011	Per Diluted Share/Unit		2010	Per Diluted Share/Unit
Reported Company FFO(A)	$4.3	$0.02		$42.8	$0.27		$11.2	$0.06		$71.4	$0.46
Acquisition Costs	0.1			—			0.7			—
Debt satisfaction charges (gains), net	—			—			0.6			(2.6)
Forward equity commitment	9.9			(4.9)			4.3			(5.4)
Impairment losses – real estate	26.1			1.1			114.8			51.2
Impairment losses – consolidated debt investments	—			—			—			3.9
Impairment losses – real estate noncontrolling interests	(1.0)			—			(12.8)			(9.5)
Impairment loss – JV	3.3			—			4.8			—
Gains on loan sales – JV	(1.9)			—			(1.9)			—
Other	0.6			0.1			2.4			0.4
Company FFO, as adjusted	$41.4	$0.23	(B)	$39.1	$0.25	(B)	$124.1	$0.71	(B)	$109.4	$0.72	(B)

(A)	A reconciliation of GAAP net income (loss) to Reported Company FFO is provided later in this press release. Reported Company FFO excludes the assumed settlement of the forward equity commitment.
(B)
Per diluted share/unit reflects the impact of estimated net common shares retired upon the assumed settlement of the forward equity commitment of (3,533,848), (3,305,015), (3,468,421) and (3,312,724) for the three months endedSeptember 30, 2011 and 2010 and nine months ended September 30, 2011 and 2010, respectively.

Net Income (Loss) Attributable to Common Shareholders

For the quarter ended September 30, 2011, net loss attributable to common shareholders was $(37.0) million, or a loss of $(0.24) per diluted share, compared with net income attributable to common shareholders for the quarter ended September 30, 2010 of $58 thousand, or income of $0.00 per diluted share.

Common Share Dividend/Distribution
On November 1, 2011, Lexington declared a regular quarterly dividend/distribution for the quarter ended December 31, 2011 of $0.125 per common share/unit, which will be paid on or about January 17, 2012 to common shareholders/unitholders of record as of December 30, 2011. This quarterly dividend of $0.125 per common share/unit represents an 8.7% increase and, subject to the Board of Trustees' authorization, an expected annualized dividend of $0.50 per common share/unit.

Lexington also declared cash dividends of $0.503125 per Series B Cumulative Redeemable Preferred Share, $0.8125 per Series C Cumulative Convertible Preferred Share and $0.471875 per Series D Cumulative Redeemable Preferred Share. The Series B and Series C Preferred Share dividends are payable on or about February 15, 2012, to shareholders of record of the Series B and Series C Preferred Shares as of January 31, 2012. The Series D Preferred Share dividend is payable on or about January 17, 2012, to shareholders of record of the Series D Preferred Shares as of December 30, 2011.
During the quarter ended September 30, 2011, Lexington declared a regular quarterly dividend/distribution of $0.115 per common share/unit, which was paid on October 17, 2011 to common shareholders/unitholders of record as of September 30, 2011.

OPERATING ACTIVITIES
Investments

Property Acquisitions. During the third quarter of 2011, Lexington completed the following acquisition:

•
acquired a 42,000 square foot office property in Columbus, Ohio for $6.1 million (9.1% initial cap rate, 2.0% annual increases commencing in year three). At closing, the property was net-leased to the seller for a 16-year term.

In addition, subsequent to quarter end, Lexington acquired a 475,000 square foot distribution facility in Chillicothe, Ohio for $12.1 million (8.2% initial cap rate, 2% annual increases). The facility is net-leased for approximately 15 years.

New Build-to-Suit Transactions. During the third quarter of 2011, Lexington entered into the following build-to-suit transactions:

•
acquired 5.8 acres in Florence, South Carolina and contracted to develop a 32,000 square foot office property for a total project cost of $5.1 million (10.0% initial cap rate, 2% annual increases). Completion is expected to occur in March 2012 and the property will be net-leased for a term of 12 years.

•
formed a joint venture to construct a 143,000 square foot distribution facility in Long Island City, New York. A Lexington subsidiary is expected to contribute $46.7 million to fund the construction of the facility (8.5% initial cap rate, 7.5% increases every five years). Completion is expected to occur in February 2013 and the property will be net-leased for a term of 15 years.

•
contracted to develop a 150,000 square foot office building in Jessup, Pennsylvania (Scranton-Wilkes-Barre, PA-CBSA) for a total project cost of $20.8 million (9.2% initial cap rate, 2% annual increases).  Completion is expected to occur in May 2012 and the property will be subject to a 15 year net-lease commencing in August 2012.

In addition, Lexington continues to fund the construction of the previously announced build-to-suit projects in (1) Saint Joseph, Missouri (9.5% initial cap rate), (2) Huntington, West Virginia (9.4% initial cap rate) and (3) Shreveport, Louisiana (9.5% initial cap rate). These three projects aggregate $44.1 million of which $15.4 million had been funded as of September 30, 2011.

No assurance can be provided that construction of these built-to-suit projects will be completed or the acquisitions will be consummated.

Information on these investments is provided in tabular form in Lexington's Supplemental Operating and Financial Data Disclosure Package available at www.lxp.com.

Capital Recycling

During the third quarter of 2011, Lexington disposed of three properties to unrelated parties for an aggregate gross sales price of $15.6 million, representing a weighted-average cap rate of 5.6%. Total year-to-date disposition activity is $145.0 million at a weighted-average cap rate of 6.8%.

Leasing Activity

For the quarter ended September 30, 2011, 11 new and renewal leases for 1.2 million square feet were executed in Lexington's portfolio. This brings total year-to-date leases signed through September 30, 2011 to 44  encompassing 4.4 million square feet. At September 30, 2011, Lexington's overall portfolio was 95.6% leased.

2011 EARNINGS GUIDANCE

Lexington's estimate of Company FFO is now $0.91 to $0.93 per diluted share for the year ended December 31, 2011 compared to prior guidance of $0.90 of $0.93 per diluted share. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.
 THIRD QUARTER 2011 CONFERENCE CALL

Lexington will host a conference call today, Thursday, November 3, 2011, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended September 30, 2011. Interested parties may participate in this conference call by dialing 866-431-5320 or 719-457-2706. A replay of the call will be available through November 17, 2011, at 877-870-5176 or 858-384-5517, pin: 1336545. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations to achieve an expected annualized dividend paid in 2012 of $0.50 per common share, (2) Lexington's ability to achieve its estimate of Company FFO for the year ended December 31, 2011, (3) the consummation of the built-to-suit construction loans and subsequent acquisition of such properties, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, but consolidated for financial statement purposes and/or disregarded for income tax purposes.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and nine months ended September 30, 2011 and 2010
(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Gross revenues:
Rental	$74,937	$74,210	$221,645	$218,312
Advisory and incentive fees	303	254	1,750	869
Tenant reimbursements	8,808	7,920	25,164	24,735
Total gross revenues	84,048	82,384	248,559	243,916

Expense applicable to revenues:
Depreciation and amortization	(42,247)	(38,767)	(122,841)	(117,010)
Property operating	(17,196)	(15,701)	(50,020)	(48,714)
General and administrative	(5,080)	(4,882)	(16,066)	(15,794)
Non-operating income	3,369	2,918	9,103	7,963
Interest and amortization expense	(27,230)	(29,739)	(81,197)	(90,246)
Debt satisfaction gains (charges), net	(6)	(11)	3	(773)
Change in value of forward equity commitment	(9,866)	4,940	(4,318)	5,400
Impairment charges and loan losses	(23,916)	—	(80,407)	(6,879)

Income (loss) before benefit (provision) for income taxes, equity in earnings of non-consolidated entities and discontinued operations	(38,124)	1,142	(97,184)	(22,137)
Benefit (provision) for income taxes	(277)	(450)	1,014	(1,692)
Equity in earnings of non-consolidated entities	9,047	5,459	20,646	16,066
Income (loss) from continuing operations	(29,354)	6,151	(75,524)	(7,763)

Discontinued operations:
Income (loss) from discontinued operations	473	257	1,512	(1,625)
Provision for income taxes	(1)	(2)	(8)	(19)
Debt satisfaction gains (charges), net	—	—	(603)	3,385
Gains on sales of properties	182	2,025	5,251	2,523
Impairment charges	(2,144)	(1,091)	(34,422)	(48,188)
Total discontinued operations	(1,490)	1,189	(28,270)	(43,924)
Net income (loss)	(30,844)	7,340	(103,794)	(51,687)
Less net (income) loss attributable to noncontrolling interests	(70)	(1,006)	11,183	7,153
Net income (loss) attributable to Lexington Realty Trust shareholders	(30,914)	6,334	(92,611)	(44,534)
Dividends attributable to preferred shares - Series B	(1,590)	(1,590)	(4,770)	(4,770)
Dividends attributable to preferred shares - Series C	(1,675)	(1,702)	(5,055)	(5,107)
Dividends attributable to preferred shares - Series D	(2,926)	(2,926)	(8,777)	(8,777)
Dividends attributable to non-vested common shares	(72)	(58)	(227)	(181)
Redemption discount - Series C	129	—	215	—
Net income (loss) attributable to common shareholders	$(37,048)	$58	$(111,225)	$(63,369)

Income (loss) per common share - basic and diluted:
Loss from continuing operations	$(0.23)	$(0.01)	$(0.55)	$(0.23)
Income (loss) from discontinued operations	(0.01)	0.01	(0.18)	(0.26)
Net income (loss) attributable to common shareholders	$(0.24)	$0.00	$(0.73)	$(0.49)

Weighted-average common shares outstanding - basic and diluted	157,205,530	133,713,505	151,676,401	129,487,281

Amounts attributable to common shareholders:
Loss from continuing operations	$(35,709)	$(1,430)	$(83,569)	$(29,477)
Income (loss) from discontinued operations	(1,339)	1,488	(27,656)	(33,892)
Net income (loss) attributable to common shareholders	$(37,048)	$58	$(111,225)	$(63,369)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
September 30, 2011 (unaudited) and December 31, 2010
(In thousands, except share and per share data)

	2011	2010
Assets:
Real estate, at cost	$3,163,209	$3,363,586
Investments in real estate under construction	22,403	11,258
Less: accumulated depreciation and amortization	614,176	601,239
	2,571,436	2,773,605
Property held for sale - discontinued operations	7,025	7,316
Intangible assets, net	182,068	203,495
Cash and cash equivalents	71,499	52,644
Restricted cash	27,594	26,644
Investment in and advances to non-consolidated entities	106,637	72,480
Deferred expenses, net	46,267	39,912
Loans receivable, net	86,445	88,937
Rent receivable - current	7,399	7,498
Rent receivable - deferred	4,863	6,293
Other assets	52,546	56,172
Total assets	$3,163,779	$3,334,996

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,400,486	$1,481,216
Exchangeable notes payable	61,936	61,438
Convertible notes payable	104,664	103,211
Trust preferred securities	129,120	129,120
Dividends payable	24,348	23,071
Liabilities - discontinued operations	4,579	3,876
Accounts payable and other liabilities	55,801	51,292
Accrued interest payable	8,760	13,989
Deferred revenue - below market leases, net	82,104	96,490
Prepaid rent	15,993	15,164
	1,887,791	1,978,867
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000; 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $103,065 and $104,760; 2,061,304 and 2,095,200 shares issued and outstanding in 2011 and 2010, respectively	100,132	101,778
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 157,895,816 and 146,552,589 shares issued and outstanding in 2011 and 2010, respectively	16	15
Additional paid-in-capital	2,039,254	1,937,942
Accumulated distributions in excess of net income	(1,149,747)	(985,562)
Accumulated other comprehensive income (loss)	1,236	(106)
Total shareholders' equity	1,216,980	1,280,156
Noncontrolling interests	59,008	75,973
Total equity	1,275,988	1,356,129
Total liabilities and equity	$3,163,779	$3,334,996

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
REPORTED COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
REPORTED COMPANY FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to common shareholders	$(37,048)	$58	$(111,225)	$(63,369)
Adjustments:
Depreciation and amortization	41,279	40,325	120,797	123,805
Noncontrolling interests - OP units	643	687	(315)	1,443
Amortization of leasing commissions	975	854	2,848	2,621
Joint venture and noncontrolling interest adjustment	(5,272)	(1,131)	(7,491)	(1,977)
Preferred dividends - Series C	1,546	1,702	4,840	5,107
Gains on sales of properties	(182)	(2,025)	(5,251)	(2,523)
Interest and amortization on 6.00% Convertible Notes	2,327	2,325	6,980	6,283
Reported Company FFO	$4,268	$42,795	$11,183	$71,390

Basic:
Weighted-average common shares outstanding - basic	157,205,530	133,713,505	151,676,401	129,487,281
6.00% Convertible Notes	16,230,905	16,230,905	16,230,905	14,698,029
Non-vested share-based payment awards	112,473	67,785	118,572	57,080
Operating Partnership Units	4,618,948	5,037,207	4,779,896	5,267,260
Preferred Shares - Series C	5,044,564	5,099,507	5,066,264	5,099,507
Weighted-average common shares outstanding	183,212,420	160,148,909	177,872,038	154,609,157
Reported Company FFO per common share - Basic	$0.02	$0.27	$0.06	$0.46

Diluted:
Weighted-average common shares outstanding - basic	157,205,530	133,713,505	151,676,401	129,487,281
6.00% Convertible Notes	16,230,905	16,230,905	16,230,905	14,698,029
Non-vested share-based payment awards	112,473	67,785	118,572	57,080
Operating Partnership Units	4,618,948	5,037,207	4,779,896	5,267,260
Preferred Shares - Series C	5,044,564	5,099,507	5,066,264	5,099,507
Options - Incremental shares	116,970	—	269,396	—
Weighted-average common shares outstanding	183,329,390	160,148,909	178,141,434	154,609,157
Reported Company FFO per common share - Diluted	$0.02	$0.27	$0.06	$0.46

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
EARNINGS PER SHARE:
Basic and Diluted:
Loss from continuing operations attributable to common shareholders	$(35,709)	$(1,430)	$(83,569)	$(29,477)
Income (loss) from discontinued operations attributable to common shareholders	(1,339)	1,488	(27,656)	(33,892)
Net income (loss) attributable to common shareholders	$(37,048)	$58	$(111,225)	$(63,369)
Weighted-average number of common shares outstanding	157,205,530	133,713,505	151,676,401	129,487,281
Income (loss) per common share:
Loss from continuing operations	$(0.23)	$(0.01)	$(0.55)	$(0.23)
Income (loss) from discontinued operations	(0.01)	0.01	(0.18)	(0.26)
Net income (loss) attributable to common shareholders	$(0.24)	$0.00	$(0.73)	$(0.49)

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington's operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.
FFO is determined in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.
Lexington includes in its calculation of FFO, which Lexington refers to as the “Company's funds from operations” or “Company FFO,” Lexington's operating partnership units, Lexington's Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Notes because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
2011 Third Quarter Leasing Summary

	NEW LEASES
	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1	United States of America	Beaumont	TX	07/2021	10,051	$220	$220
2	Progress Energy Service Company, LLC (2)	Cary	NC	11/2014	124,944	$1,847	$2,066
3	Hua's LLC (Run Hua Wu and Run Lian Mo)	Honolulu	HI	12/2014	4,184	$37	$37
4	Sunset Fades L.L.C.	Honolulu	HI	08/2016	379	$3	$3

4	TOTAL NEW LEASES				139,558	$2,107	$2,326

	LEASE EXTENSIONS

	Tenants (Guarantors)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant
1	Capital One Services, LLC	Glen Allen	VA	03/2012	05/2017	77,045	$594	$770	$734	$779
2	Carlson Restaurants Inc. (Carlson, Inc.)	Carrollton	TX	11/2018	11/2022	130,000	$1,927	$1,927	$1,866	$1,975
3	Sharon Teruya Cargo	Honolulu	HI	05/2011	05/2016	285	$4	$4	$4	$4
4	Darrell Lim and Company, Inc.	Honolulu	HI	04/2011	04/2014	2,215	$21	$28	$21	$28
5	Avnet, Inc.	Phoenix	AZ	11/2012	02/2023	176,402	$1,652	$2,408	$2,161	$2,318

5	Total office/multi-tenant lease extensions					385,947	$4,198	$5,137	$4,786	$5,104

	Industrial
1	Owens Corning Insulating Systems, LLC	Hebron	OH	05/2011	05/2013	400,522	$901	$801	$901	$801
2	Tower Automotive Operations USA I, LLC (Tower Automotive Inc.)	Plymouth	MI	10/2012	10/2017	290,133	$1,378	$1,886	$1,474	$1,834

2	Total industrial lease extensions					690,655	$2,279	$2,687	$2,375	$2,635

7	TOTAL EXTENDED LEASES					1,076,602	$6,477	$7,824	$7,161	$7,739

11	TOTAL NEW AND EXTENDED LEASES					1,216,160	$8,584	$7,824	$9,487	$7,739

	LEASE NON-RENEWAL

	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	Prior Cash Rent Per Annum ($000)	Prior GAAP Rent Per Annum ($000)
	Industrial
1	Owens Corning Insulating Systems, LLC (3)	Hebron	OH	08/2011	80,960	$182	$182

1	TOTAL LEASE NON-RENEWALS				80,960	$182	$182

Footnotes
(1)	Assumes twelve months rent from the later of 10/01/2011 or lease commencement/extension.

(2)	Prior tenant was Alcatel-Lucent USA, Inc. Prior Cash and GAAP rents were $2,348 and $2,058, respectively.

(3)	Effective 10/07/2011, tenant signed a month-to-month lease for 58,960 square feet at an annual rent of $133.

LEXINGTON REALTY TRUST
2011 Third Quarter Investment/Disposition Summary

	PROPERTY INVESTMENTS (1)
	Tenants (Guarantors)	Location		Property Type	Initial Basis ($000)	Estimated Current Annual Cash Rent ($000)	Current Cash Yield	Current GAAP Yield	Lease Expiration
1	MS Consultants, Inc.	Columbus	OH	Office	$6,137	$560	9.1%	10.4%	07/2027

1	TOTAL PROPERTY INVESTMENTS				$6,137	$560	9.1%	10.4%

	BUILD-TO-SUIT TRANSACTIONS
		Property Type	Sq. Ft.	Maximum Commitment /Contribution ($000)	Lease Term (Years)	Estimated Completion Date
1	Florence, SC	Office	32,000	$5,128	12	1Q 12
2	Long Island City, NY (2)	Industrial	143,000	$46,728	15	1Q 13
3	Jessup, PA	Office	150,000	$20,780	15	2Q 12

3	TOTAL BUILD-TO-SUIT TRANSACTIONS			$72,636

	DISPOSITIONS
	Tenants (Guarantors)	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Food Lion, Inc.	Jacksonville	NC	Retail	$879	$83	July
2	Vacant (3)	Canton	OH	Retail	$1,710	$-	Aug
3	Various	Decatur	GA	Office/Multi-tenant	$13,000	$785	Sept

3	TOTAL DISPOSITIONS				$15,589	$868

Footnotes
(1)	Excludes vacant multi-tenant property in Wilsonville, OR received via deed-in-lieu of foreclosure.

(1)	Joint venture investment. In addition, Lexington may loan a maximum of $4,398 to the joint venture under certain circumstances.

(1)	Property sold vacant, prior annualized NOI was $279.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2011 ($000) (2)	GAAP Base Rent as of 9/30/2011 ($000) (3)
OFFICE PROPERTIES
2011	11/30/2011	4000 Johns Creek Pkwy.	Suwanee	GA	--	PerkinElmer Instruments, LLC	2001	13,955	418	360
	12/31/2011	37101 Corporate Dr.	Farmington Hills	MI	--	Continental Automotive Systems, Inc.	2001	119,829	5,904	4,046
2012	1/31/2012	1275 Northwest 128th St.	Clive	IA	--	Principal Life Insurance Company	2004	61,180	599	599
		4000 Johns Creek Pkwy.	Suwanee	GA	--	Kraft Foods Global, Inc.	2001	73,264	1,084	1,039
	3/31/2012	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	36	36
		3940 South Teller St.	Lakewood	CO	--	MoneyGram Payment Systems, Inc.	2002	68,165	930	650
	8/31/2012	2706 Media Center Dr.	Los Angeles	CA	--	Sony Electronics, Inc.	2000	20,203	158	158
		5757 Decatur Blvd.	Indianapolis	IN	--	Allstate Insurance Company	2002	84,200	1,030	1,161
						Damar Services, Inc.	2002	5,756	33	33
	10/31/2012	4455 American Way	Baton Rouge	LA	--	Bell South Mobility Inc.	1997	70,100	866	835
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	--	Playboy Enterprises, Inc.	2000	63,049	1,163	943
	12/31/2012	200 Executive Blvd. South	Southington	CT	--	Hartford Fire Insurance Company	1984/2006	153,364	1,260	1,218
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	--	Gartner, Inc.	1998	62,400	854	819
		810 & 820 Gears Rd.	Houston	TX	--	IKON Office Solutions, Inc.	2000	157,790	1,722	1,688
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	--	BJC Health System	1981	52,994	295	395
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	--	Lockheed Martin Corporation	1982	184,000	720	1,402
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	--	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	3,706	3,661
	6/30/2013	2210 Enterprise Dr.	Florence	SC	--	JPMorgan Chase Bank, National Association	1998	179,300	941	941
	9/30/2013	9200 South Park Center Loop	Orlando	FL	--	Corinthian Colleges, Inc.	2003	59,927	989	869
	11/30/2013	10475 Crosspoint Blvd.	Indianapolis	IN	--	Yellow Book Sales and Distribution Company, Inc.	1999	3,764	48	48
		1110 Bayfield Dr.	Colorado Springs	CO	--	Honeywell International Inc.	1980/1990/2002	166,575	0	1,200
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	--	Xerox Corporation	1973/1975/1982	202,000	2,624	2,543
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	--	New Cingular Wireless PCS, LLC	1998	81,859	1,427	1,403
2014	1/31/2014	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius, LLP	1957/1997	290,565	3,350	3,348
		850-950 Warrenville Rd.	Lisle	IL	--	James J. Benes & Associates, Inc.	1984	6,347	101	101
	3/15/2014	101 East Erie St.	Chicago	IL	--	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	3,089	3,742
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank, N.A.	2002	169,083	1,969	1,901
		3480 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank, N.A.	2004	169,218	2,687	2,588
		859 Mount Vernon Hwy.	Atlanta	GA	8	International Business Machines Corporation (Internet Security Systems, Inc.) / Problem Solved, LLC (iXP Corporation)	2004	50,400	949	772
	7/31/2014	16676 Northchase Dr.	Houston	TX	--	Anadarko Petroleum Corporation	2003	101,111	1,241	1,220
	8/31/2014	850-950 Warrenville Rd.	Lisle	IL	--	Flexco, Inc.	1984	7,535	0	0
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	--	BASF Corporation	1981/2002/2004	95,500	1,683	1,592
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	--	Alstom Power, Inc.	1997	84,404	1,260	1,216
		2800 Waterford Lake Dr.	Midlothian	VA	--	Alstom Power, Inc.	2000	99,057	1,563	1,511
		700 US Hwy. Route 202-206	Bridgewater	NJ	--	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	1,733	2,136
	11/30/2014	200 Lucent Ln.	Cary	NC	16	Progress Energy Service Company, LLC	1999	124,944	1,761	1,609
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	--	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,512	1,416
		5150 220th Ave.	Issaquah	WA	--	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,700	1,613
	12/31/2014	1066 Main St.	Forest Park	GA	--	Bank of America, NA (Bank of America Corporation)	1969	14,859	150	150
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	--	Bank of America, NA (Bank of America Corporation)	1973	5,704	71	71
		180 South Clinton St.	Rochester	NY	--	Frontier Corporation	1988/2000	226,000	2,233	2,228
		201 West Main St.	Cumming	GA	--	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	149	149
		2223 North Druid Hills Rd.	Atlanta	GA	--	Bank of America, NA (Bank of America Corporation)	1972	6,260	84	84
		275 Technology Dr.	Canonsburg	PA	--	ANSYS, Inc.	1996	107,872	1,072	1,033
		400 Butler Farm Rd.	Hampton	VA	--	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	941	931
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	--	Bank of America, NA (Bank of America Corporation)	1972	4,565	66	66

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2011 ($000) (2)	GAAP Base Rent as of 9/30/2011 ($000) (3)
OFFICE PROPERTIES
		825 Southway Dr.	Jonesboro	GA	--	Bank of America, NA (Bank of America Corporation)	1971	4,894	58	58
		956 Ponce de Leon Ave.	Atlanta	GA	--	Bank of America, NA (Bank of America Corporation)	1975	3,900	59	59
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	--	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	869	1,064
	4/30/2015	13775 McLearen Rd.	Herndon	VA	--	Equant, Inc. (Equant, NV)	1985/1986/1992/1999	125,293	1,623	1,602
	7/1/2015	33 Commercial St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,562	2,671
	7/31/2015	4001 International Pkwy.	Carrollton	TX	--	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	2,400	2,396
	9/27/2015	10001 Richmond Ave.	Houston	TX	--	Baker Hughes Incorporated	1976	554,385	8,163	5,531
		12645 West Airport Rd.	Sugar Land	TX	--	Baker Hughes Incorporated	1997	165,836	2,091	1,457
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	--	InVentiv Communications, Inc.	2000	97,000	834	942
		550 Business Center Dr.	Lake Mary	FL	--	JPMorgan Chase Bank, National Association	1999	125,920	1,375	1,572
		600 Business Center Dr.	Lake Mary	FL	--	JPMorgan Chase Bank, National Association	1996	125,155	1,318	1,538
	10/31/2015	12209 West Markham St.	Little Rock	AR	--	Entergy Arkansas, Inc.	1980	36,311	178	178
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	--	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	1,704	2,391
		2000 Eastman Dr.	Milford	OH	--	Siemens Corporation	1991	221,215	1,865	1,573
	10/31/2016	104 & 110 South Front St.	Memphis	TN	--	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	363	376
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	--	TD Auto Finance LLC	2001	130,290	2,612	2,111
2017	4/30/2017	1315 West Century Dr.	Louisville	CO	--	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	1,158	1,200
	5/31/2017	120 East Shore Dr.	Glen Allen	VA	--	Capital One Services, LLC	2000	77,045	568	571
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	--	The Shaw Group, Inc.	2001/2002	128,500	1,711	1,779
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	--	United HealthCare Services, Inc.	2000	142,500	1,336	1,400
2018	3/14/2018	601 & 701 Experian Pkwy.	Allen	TX	--	Experian Information Solutions, Inc. (Experian Holdings, Inc.)	1981/1983	292,700	1,033	1,033
	5/30/2018	13651 McLearen Rd.	Herndon	VA	--	United States of America	1987	159,644	2,382	2,539
	6/30/2018	100 Barnes Rd.	Wallingford	CT	--	3M Company	1978/1985/1990/1993	44,400	341	380
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	155	158
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	--	Swiss Re America Holding Corporation	1980/1990/2004/2005	320,198	3,452	3,476
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	--	Swiss Re America Holding Corporation	1963/1973/1985/2003	155,925	1,625	1,626
	5/31/2019	4300 Northcorp Pkway	Palm Beach Gardens	FL	--	Office Suites Plus Properties, Inc.	1996	18,400	325	323
	6/19/2019	3965 Airways Blvd.	Memphis	TN	--	Federal Express Corporation	1982/1983/1985	521,286	5,110	5,260
	6/30/2019	275 South Valencia Ave.	Brea	CA	--	Bank of America, National Association	1983	637,503	6,533	6,464
	7/31/2019	500 Jackson St.	Columbus	IN	--	Cummins, Inc.	1984	390,100	3,320	3,405
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	--	John Wiley & Sons, Inc.	1999	123,416	1,597	1,702
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	--	National-Louis University	1984	85,532	918	1,072
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	--	Roche Diagnostics Operations, Inc.	1999	193,000	2,497	2,568
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	--	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	1,622	1,683
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	--	Hagemeyer North America, Inc.	2005	50,076	589	630
2021	3/31/2021	1311 Broadfield Blvd.	Houston	TX	--	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	1,928	1,967
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	--	New Jersey Natural Gas Company	1983	157,511	2,484	2,484
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	--	3D Systems Corporation	2006	80,028	253	272
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	--	CAE SimuFlite, Inc. (HP Whippany, LLC)	2006/2008	123,734	1,769	1,745
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	--	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	929	1,001
	3/31/2022	11201 Renner Blvd.	Lenexa	KS	7	Applebee’s Services, Inc. (DineEquity, Inc.) / United States of America	2007	178,000	2,721	1,990
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	--	Carlson Restaurants Inc. (Carlson, Inc.)	2003	130,000	1,445	1,467
	12/31/2022	147 Milk St.	Boston	MA	--	Harvard Vanguard Medical Associates, Inc.	1910	52,337	1,149	1,246
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	--	Avnet, Inc.	1997	176,402	1,806	1,694
	3/31/2023	6555 Sierra Dr.	Irving	TX	--	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	2,247	2,214
		8900 Freeport Pkwy.	Irving	TX	--	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	225,049	2,279	2,485

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2011 ($000) (2)	GAAP Base Rent as of 9/30/2011 ($000) (3)
OFFICE PROPERTIES
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	--	Infocrossing, Inc.	1989/1995	85,200	875	875
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	--	Infocrossing, Inc.	1998	60,000	846	846
2026	12/29/2026	5500 New Albany Road	Columbus	OH	--	Evans, Mechwart, Hambleton & Tilton, Inc.	2005	104,807	1,140	1,304
2027	7/6/2027	2221 Schrock Road	Columbus	OH	--	MS Consultants, Inc.	1999/2006	42,290	131	150
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	--	Nevada Power Company	1983/1994	282,000	6,053	3,190
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	1948/1981/ 1982/1986/1991/2006/2008	128,041	693	0
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operators	1957/1997	0	1,747	1,747
	Vacant	101 East Erie St.	Chicago	IL	--	(Available for Lease)	1986	17,716	0	0
		10475 Crosspoint Blvd.	Indianapolis	IN	--	(Available for Lease)	1999	13,867	0	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0	0
		8900 Freeport Pkwy.	Irving	TX	--	(Available for Lease)	2003	43,396	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.4% Leased		12,637,539	$152,012	$144,989

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 9/30/2011 ($000) (2)	GAAP Base Rent as of 9/30/2011 ($000) (3)
INDUSTRIAL PROPERTIES
2012	2/15/2012	1601 Pratt Ave.	Marshall	MI	--	Enbridge Energy, Limited Partnership	1979	58,300	131	131
	8/4/2012	101 Michelin Dr.	Laurens	SC	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1991/1993	1,164,000	2,560	2,478
		7111 Crabb Rd.	Temperance	MI	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1978/1993	744,570	1,715	1,660
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	17	Exel, Inc. (NFC plc)	1985	252,000	652	649
2013	5/31/2013	200 Arrowhead Dr.	Hebron	OH	--	Owens Corning Insulating Systems, LLC	2000	400,522	634	634
		2203 Sherrill Dr.	Statesville	NC	--	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	1,307	1,307
	12/31/2013	1133 Poplar Creek Rd.	Henderson	NC	--	Staples, Inc. (Corporate Express, Inc.)	1998/2006	196,946	657	608
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	790	790
	12/31/2014	3686 South Central Ave.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	303	236
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	357	366
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	--	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	716	687
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	--	Harcourt Inc. (Harcourt General, Inc.)	2001	559,258	2,664	2,572
		2455 Premier Dr.	Orlando	FL	--	Walgreen Co.	1980	205,016	381	589
	5/31/2016	291 Park Center Dr.	Winchester	VA	--	Kraft Foods Global, Inc.	2001	344,700	1,072	967
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	--	The Hillman Group, Inc.	1991/1994/1995/2005	248,200	594	594
	9/30/2016	900 Industrial Blvd.	Crossville	TN	--	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	513	513
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	--	Sears Logistics Services	1973	780,000	1,194	1,271
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	--	The McGraw-Hill Companies, Inc.	2001	330,988	880	873
	9/30/2017	250 Swathmore Ave.	High Point	NC	--	Steelcase Inc.	2002	244,851	815	815
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	--	Versacold USA, Inc.	2000/2007	296,972	1,983	1,947
		43955 Plymouth Oaks Blvd.	Plymouth	MI	--	Tower Automotive Operations USA I, LLC (Tower Automotive Inc.)	1996/1998	290,133	1,414	1,341
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	--	ODW Logistics, Inc.	1973	772,450	1,010	1,007
	9/30/2018	50 Tyger River Dr.	Duncan	SC	--	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	718	718
2019	4/30/2019	113 Wells St.	North Berwick	ME	--	United Technologies Corporation	1965/1980	972,625	1,152	1,152
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	--	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,889	1,958
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	--	James Hardie Building Products, Inc. (James Hardie NV)	1996/2001	335,610	2,550	2,550
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	--	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	947	957
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	--	Mimeo.com, Inc.	1987	107,400	303	281
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	787	1,119
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	--	Federal Express Corporation	1984/1987/2005	120,000	360	302
	9/30/2021	3820 Micro Dr.	Millington	TN	--	Ingram Micro L.P (Ingram Micro Inc.)	1997	701,819	1,830	1,427
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	--	Quickie Manufacturing Corporation	1998/2001/2006	423,280	970	1,017
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	--	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	1988/1999	336,350	1,009	1,009
		301 Bill Bryan Rd.	Hopkinsville	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1987/1999/2000/2006	424,904	1,266	1,266
		4010 Airpark Dr.	Owensboro	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1998/2001	211,598	906	906
		730 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	2001	167,770	403	403
		750 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1995/2000/2001	539,592	2,129	2,129
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	--	Royal Appliance Manufacturing Company	1997	458,000	1,458	1,688
2026	3/30/2026	121 Technology Dr.	Durham	NH	--	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	1986/2002/2003	500,500	1,221	1,903
	3/31/2026	459 Wingo Road	Byhalia	MS	--	Asics America Corporation (Asics Corporation)	2011	513,734	1,040	1,200
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	--	Libbey Glass Inc. (Libbey Inc.)	2006	646,000	1,498	1,624
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	--	Northtec LLC (The Estee Lauder Companies Inc.)	1983/1997	241,977	0	386

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 9/30/2011 ($000) (2)	GAAP Base Rent as of 9/30/2011 ($000) (3)
INDUSTRIAL PROPERTIES
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	--	Clearwater Paper Corporation	2011	673,518	624	759
N/A	Vacant	191 Arrowhead Dr.	Hebron	OH	16	(Available for Lease)	1999	250,410	141	141
		3350 Miac Cove Rd.	Memphis	TN	--	(Available for Lease)	1987	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						98.4% Leased		18,056,190	$45,543	$46,930

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2011 ($000) (2)	GAAP Base Rent as of 9/30/2011 ($000) (3)
RETAIL PROPERTIES
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	124	188
		402 East Crestwood Dr.	Victoria	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	124	87
		4121 South Port Ave.	Corpus Christi	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	124	103
		900 South Canal St.	Carlsbad	NM	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1981	10,000	124	79
		901 West Expwy.	McAllen	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	124	123
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	--	Minyard Food Stores, Inc. (Safeway Stores, Inc.)	1985	44,000	228	269
	6/30/2012	1600 East 23rd St.	Chattanooga	TN	--	BI-LO, LLC	1983	42,130	100	100
	11/30/2012	101 West Buckingham Rd.	Garland	TX	--	Minyard Food Stores, Inc.	1982	40,000	244	244
		205 Homer Rd.	Minden	LA	--	Brookshire Grocery Company (Safeway Stores, Inc.)	1981	35,000	145	207
2013	2/28/2013	291 Talbert Blvd.	Lexington	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	104	104
		3211 West Beverly St.	Staunton	VA	--	Food Lion, Inc. (Delhaize America, Inc.)	1971	23,000	124	124
		S. Carolina 52/52 Bypass	Moncks Corner	SC	--	Food Lion, Inc. (Delhaize America, Inc.)	1982	23,000	46	92
		US 221 & Hospital Rd.	Jefferson	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	55	55
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	--	The Kroger Co.	1982	31,170	119	160
	10/31/2013	1084 East Second St.	Franklin	OH	--	Marsh Supermarkets, Inc.	1961/1978	29,119	84	115
		130 Midland Ave.	Port Chester	NY	--	Pathmark Stores, Inc.	1982	59,000	344	898
		5104 North Franklin Rd.	Lawrence	IN	--	Marsh Supermarkets, Inc.	1958	28,721	145	145
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	--	Associated Wholesale Grocers, Inc. (Safeway Stores, Inc.)	1984	30,757	139	155
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	--	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	61	61
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	--	Safeway Stores, Inc.	1981	40,800	140	238
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	--	TRU 2005 RE I, LLC	1981	42,842	229	237
		18601 Alderwood Mall Blvd.	Lynnwood	WA	--	TRU 2005 RE I, LLC	1981/1993	43,105	211	218
		4811 Wesley St.	Greenville	TX	--	Brookshire Grocery Company (Safeway Stores, Inc.)	1985	48,492	128	181
		6910 South Memorial Hwy.	Tulsa	OK	--	Toys “R” Us-Delaware, Inc.	1981	43,123	192	199
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	--	Malone’s Food Stores, Ltd.	1960	70,910	271	346
2018	2/26/2018	399 Peachwood Centre Dr.	Spartanburg	SC	--	Best Buy Co., Inc.	1996	45,800	296	296
		4831 Whipple Ave., Northwest	Canton	OH	--	Best Buy Co., Inc.	1995	46,350	349	349
	9/30/2018	835 Julian Ave.	Thomasville	NC	--	Mighty Dollar, LLC	1983	23,767	53	53
	10/31/2018	10340 U.S. 19	Port Richey	FL	--	Kingswere Furniture, LLC	1980	53,820	260	260
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	--	Kmart Corporation	1992	94,970	119	247
		12080 Carmel Mountain Rd.	San Diego	CA	--	Sears Holdings Corporation	1993	107,210	135	563
		21082 Pioneer Plaza Dr.	Watertown	NY	--	Kmart Corporation	1993	120,727	199	361
		255 Northgate Dr.	Manteca	CA	--	Kmart Corporation	1993	107,489	212	416
		5350 Leavitt Rd.	Lorain	OH	--	Kmart Corporation	1993	193,193	300	548
		97 Seneca Trail	Fairlea	WV	--	Kmart Corporation	1993/1999	90,933	140	260
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	--	Pudget Consumers Co-op d/b/a PCC Natural Markets	1981	35,459	452	452
N/A	Vacant	1700 State Route 160	Port Orchard	WA	--	(Available for Lease)	1983	11,931	0	0
RETAIL TOTAL/WEIGHTED AVERAGE						99.3% Leased		1,718,855	$6,244	$8,533

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 9/30/2011 ($000) (2)	GAAP Base Rent as of 9/30/2011 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (14)
Various	Various	10 John St.	Clinton	CT	6	Multi-Tenant	1972	0	41,188	0%	0	0	0
		100 East Shore Dr.	Glen Allen	VA	--	Multi-Tenant	1999	11,586	68,003	84%	991	923	19,247
		100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	239,388	476,459	95%	4,348	5,360	0
		140 East Shore Dr.	Glen Allen	VA	12	Multi-Tenant	2000	13,195	79,675	72%	530	609	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	11	Multi-Tenant	1981/1982/ 2005/2007/2009	16,716	138,940	100%	1,714	1,760	0
		1500 Hughes Way	Long Beach	CA	5	Multi-Tenant	1981	63,015	490,055	68%	5,576	5,676	0
		207 Mockingbird Ln.	Johnson City	TN	11	Multi-Tenant	1979	10,549	60,684	100%	506	567	0
		2300 Litton Ln.	Hebron	KY	11	Multi-Tenant	1986/1996	9,740	80,441	100%	371	342	0
		350 Pine St.	Beaumont	TX	11	Multi-Tenant	1981	12,667	425,198	74%	3,520	3,645	0
		4200 Northcorp Pkway	Palm Beach Gardens	FL	11 / 16	Multi-Tenant	1996	17,983	95,080	20%	302	302	0
		421 Butler Farm Rd.	Hampton	VA	--	Multi-Tenant	2000	7,358	56,564	65%	451	451	0
		4848 129th East Ave.	Tulsa	OK	16	Multi-Tenant	2000	13,018	101,100	0%	120	120	7,119
		6050 Dana Way	Antioch	TN	--	Multi-Tenant	1999	14,953	672,629	62%	933	996	0
		6277 Sea Harbor Dr.	Orlando	FL	--	Multi-Tenant	1984	52,179	360,307	0%	25	25	0
		King St./1032 Fort St. Mall	Honolulu	HI	11 / 13	Multi-Tenant	1979/2002	47,079	318,451	93%	1,927	1,018	0
		9275 SW Peyton Lane	Wilsonville	OR	--	Multi-Tenant	1980/1998	5,559	122,857	0%	0	0	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						63.3% Leased			3,587,631		$21,314	$21,794	$26,366

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						95.3% Leased			36,000,215		$225,113	$222,246

Footnotes
1	Square foot leased or vacant.
2	Nine months ended 9/30/11 cash rent.
3	Nine months ended 9/30/11 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Lexington has a 55.0% interest in this property.
6	Lexington has a 71.1% interest in this property.
7	Applebee's lease terminated effective 10/31/2011, however new lease with United States of America expires 3/31/2022.
8	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) leases 16,000 sf through 05/2014.
9	Property is classified as a capital lease for GAAP, accordingly $739 income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Property is collateral for secured credit facility.
12	Mortgage shown under 100 East Shore Dr., Glen Allen VA.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $13.0 million in operating expenses, net for the nine months ended 9/30/2011.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Amounts represent/include prior tenant.
17	Property disposed of subsequent to 9/30/2011.

LEXINGTON REALTY TRUST
Property Leases and Vacanceis - Net Lease Strategic Assets Fund Portfolio - 9/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2011 ($000) (2)	GAAP Base Rent as of 9/30/2011 ($000) (3)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2012	5/31/2012	101 Creger Dr.	Ft. Collins	CO	--	Lithia Real Estate, Inc. (Lithia Motors, Inc.)	1982	10,000	206	177
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	--	AdvancePCS	2002	59,748	675	675
	6/30/2013	420 Riverport Rd.	Kingsport	TN	--	Kingsport Power Company	1981	42,770	233	230
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	--	Northrop Grumman Systems Corporation	1995	94,841	479	479
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	--	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	551	490
2014	1/31/2014	109 Stevens St.	Jacksonville	FL	--	Wagner Industries, Inc.	1959/1967	168,800	146	189
		1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	--	Siemens Corporation	2003	236,547	2,042	2,010
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	--	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	1,562	1,556
	6/30/2014	70 Mechanic St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	3,182	2,873
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	--	SKF USA Inc.	1996	72,868	317	317
2015	6/30/2015	1700 47th Ave North	Minneapolis	MN	--	Owens Corning Roofing and Asphalt, LLC	2003	18,620	462	462
		2500 Patrick Henry Pkwy.	McDonough	GA	--	Georgia Power Company	1999	111,911	1,145	1,152
		2935 Van Vactor Dr.	Plymouth	IN	--	Bay Valley Foods, LLC	2000/2003	300,500	604	607
		3711 San Gabriel	Mission	TX	--	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	788	765
	9/27/2015	2529 West Thorne Dr.	Houston	TX	--	Baker Hughes Incorporated	1982/1999	65,500	929	628
		9110 Grogans Mill Rd.	The Woodlands	TX	--	Baker Hughes Incorporated	1992	275,750	3,363	2,360
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	--	Entergy Arkansas Inc.	1964/1972/1988	27,189	144	144
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	--	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	1,244	1,213
	5/31/2016	1200 Jupiter Rd.	Garland	TX	--	Raytheon Company	1980	278,759	1,130	1,357
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	--	Nextel West Corp.	2002	60,200	841	851
	11/30/2016	736 Addison Rd.	Erwin	NY	--	Corning Incorporated	2006	408,000	905	905
2017	4/30/2017	3600 Army Post Rd.	Des Moines	IA	--	HP Enterprise Services, LLC	2000	405,000	2,308	2,078
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	--	American Golf Corporation	1991/1996	13,924	356	359
2018	8/31/2018	3500 North Loop Rd.	McDonough	GA	--	Ocwen Financial Corporation	2007	62,218	884	884
	9/30/2018	904 Industrial Rd.	Marshall	MI	--	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	574	602
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	--	VoiceStream PCS I LLC (T-Mobile USA, Inc.)	2004	77,484	1,157	1,179
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	--	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	973	1,023
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	--	Montgomery County Management Company, LLC	2004	41,000	599	739
		9601 Renner Blvd.	Lenexa	KS	--	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	990	1,044
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	--	Honeywell International Inc.	1986/1997/2000	252,300	1,693	1,903
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	--	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	900	900
	6/30/2020	10419 North 30th St.	Tampa	FL	--	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	1,004	1,017
	8/31/2020	First Park Dr.	Oakland	ME	--	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	983	862
	11/30/2020	11555 University Blvd.	Sugar Land	TX	--	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	919	938
2021	9/30/2021	265 Lehigh St.	Allentown	PA	--	Pennsylvania School of Business, Inc.	1980	22,392	0	0
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	--	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	1,382	1,449
2022	6/30/2022	8555 South River Pkwy.	Tempe	AZ	4	ASM Lithography, Inc. (ASM Lithography Holding N.V.) / DuPont Airproducts Nanomaterials L.L.C.	1998	95,133	1,766	1,658
	7/31/2022	1440 East 15th St.	Tucson	AZ	--	CoxCom, Inc.	1988	28,591	412	415
2025	7/14/2025	590 Ecology Ln.	Chester	SC	--	Owens Corning	2001/2005	420,597	1,639	1,626
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	--	Parkway Chevrolet, Inc. (Raymond Durdin and Jean W. Durdin)	2005	77,076	1,001	1,135

LEXINGTON REALTY TRUST
Property Leases and Vacanceis - Net Lease Strategic Assets Fund Portfolio - 9/30/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2011 ($000) (2)	GAAP Base Rent as of 9/30/2011 ($000) (3)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	--	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	697	878
N/A	Vacant	265 Lehigh St.	Allentown	PA	5	(Available for Lease)	1980	48,838	124	2,636
NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE						99.2% Leased		5,810,762	$41,309	$42,765

Footnotes
1	Square foot leased or vacant.
2	Nine months ended 9/30/2011 cash rent.
3	Nine months ended 9/30/2011 GAAP base rent.
4	ASM Lithography, Inc. leases expires 6/30/2013, however, tenant (DuPont Aurproducts Nanomaterials LLC) lease expires 6/30/2022.
5	Amounts represent prior tenant.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
9/30/2011

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 9/30/2011 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 9/30/2011 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 9/30/2011 ($000)	Annual Rent PSF
2011	133,784	$6,322	$63.01	-	$-	$-	-	$-	$-
2012	600,501	$7,159	$15.90	2,218,870	$5,058	$3.04	211,130	$1,337	$8.44
2013	1,389,209	$13,326	$12.79	1,237,268	$2,598	$2.80	240,010	$1,021	$5.67
2014	2,218,148	$29,481	$17.72	685,346	$1,093	$2.13	30,757	$139	$6.03
2015	1,720,195	$22,413	$14.69	150,000	$357	$3.17	56,837	$201	$4.72
2016	569,241	$6,544	$15.33	1,847,478	$5,940	$4.29	177,562	$760	$5.71
2017	454,922	$4,773	$13.99	1,942,944	$6,286	$4.31	70,910	$271	$5.10
2018	825,012	$7,363	$13.96	994,283	$1,728	$2.32	884,259	$2,063	$3.72
2019	1,932,162	$19,428	$13.41	1,621,875	$3,041	$2.50	-	$-	$-
2020	386,366	$4,708	$16.25	1,115,995	$4,587	$5.48	-	$-	$-
2021	516,313	$6,434	$17.23	1,245,099	$3,160	$3.38	-	$-	$-
2022	460,349	$6,244	$18.08	-	$-	$-	-	$-	$-
2023	648,705	$6,332	$13.01	-	$-	$-	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$1,721	$15.80	2,138,214	$7,171	$4.47	-	$-	$-
2026	104,807	$1,140	$14.50	1,902,211	$3,759	$3.03	-	$-	$-
2027	42,290	$131	$13.25	-	$-	$-	-	$-	$-
2028	-	$-	$-	-	$-	$-	35,459	$452	$17.00
2029	410,041	$6,746	$21.94	-	$-	$-	-	$-	$-
2030	-	$-	$-	-	$-	$-	-	$-	$-
2031	-	$-	$-	673,518	$624	$3.18	-	$-	$-

Total/Weighted Average (1)	12,557,245	$150,265	$15.78	17,773,101	$45,402	$3.52	1,706,924	$6,244	$5.19

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
9/30/2011

Year	Number of Leases Expiring	GAAP Base Rent as of 9/30/2011 ($000)	Percent of GAAP Base Rent as of 9/30/2011
2011	2	$4,406	2.2%
2012	23	$12,990	6.5%
2013	22	$19,211	9.7%
2014	28	$30,775	15.5%
2015	13	$19,616	9.9%
2016	14	$13,208	6.7%
2017	10	$11,543	5.8%
2018	17	$12,664	6.4%
2019	9	$22,962	11.6%
2020	7	$9,788	4.9%
2021	7	$9,214	4.6%
2022	4	$5,704	2.9%
2023	3	$6,393	3.2%
2024	-	$-	-
2025	8	$9,122	4.6%
2026	5	$6,417	3.2%
2027	1	$150	0.1%
2028	1	$452	0.2%
2029 (2)	2	$3,190	1.6%
2030	-	$-	-
2031	1	$759	0.4%

Total (1)	177	$198,564	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenantproperties and parking operations.
(2)	GAAP base rent excludes capital lease asset.

LEXINGTON REALTY TRUST
Mortgage Loans Receivable
9/30/2011

Collateral
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Current Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)	Escrow Balance ($000)
Medical Facilities	Various	TX	$9,568	16.00%	12/2011	$405	$9,500	$-
Office	Schaumburg (3)	IL	$21,259	15.00%	01/2012	$-	$21,259	$-
	Southfield	MI	$8,232	4.55%	02/2015	$1,282	$5,810	$-
	Westmont (4)	IL	$27,304	6.45%	10/2015	$2,090	$25,731	$6,491
Industrial	New Kingstown	PA	$2,963	7.78%	01/2013	$323	$2,826	$674
	Norcross/ E. Greenbush (5)	GA/NY	$10,466	16.75%	06/2013	$1,259	$10,873	$-
Retail	Various	Various	$2,113	8.00%	07/2012	$2,218	$-	$-
	Austin	TX	$1,670	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,431	8.00%	02/2021	$219	$-	$-
	Various	Various	$774	8.00%	12/2021	$132	$-	$-
	Various	Various	$871	8.00%	03/2022	$96	$-	$-
	Total Mortgage Loans Receivable		$86,651			$8,024	$81,103	$7,165

Footnotes
(1)	Includes accrued interest receivable and excludes net origination fees of $149.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Interest only payments to the extent of operating cash flow of underlying assets.
(4)	Escrow balance includes $3,766 in a collateral escrow account maintained by the borrower and $2,500 letter of credit held by Lexington.
(5)	Interest rate is 15.0% for the first year and 18.5% for the second year. Debt service commences 02/2012.

LEXINGTON REALTY TRUST
2011 Third Quarter Financing Summary

	DEBT RETIRED

		Face ($000)	Satisfaction ($000)	Rate	Due Date
1	Winchester, VA	$9,690	$9,690	6.346%	08/2011
	TOTAL	$9,690	$9,690

LEXINGTON REALTY TRUST
Debt Maturity Schedule
9/30/2011
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2011	$4,355	$-	$-
2012	28,914	181,998	62,150	(1)
2013	25,390	234,937	60,551
2014	23,637	229,068	-
2015	14,991	269,090	-
	$97,287	$915,093	$122,701

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2011	$413	$-
2012	2,563	3,323
2013	2,677	2,496
2014	2,377	9,311
2015	2,354	6,960
	$10,384	$22,090

Footnotes
(1)	Assumes debt is put to Lexington in 2012, stated maturity date is January, 2027.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
9/30/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2011 ($000)	GAAP Base Rent as of 9/30/2011 ($000)
Office	1315 West Century Dr.	Louisville	CO	106,877	$7,195	01/2012	04/2017	$16,933	$1,158	$1,200
	2000 Eastman Dr.	Milford	OH	221,215	$12,686	02/2012	04/2016	$26,641	$1,865	$1,573
	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	$9,708	02/2012	01/2022	$17,211	$929	$1,001
	200 Lucent Ln.	Cary	NC	124,944	$12,543	05/2012	11/2014	$23,881	$1,761	$1,609
	2050 Roanoke Rd.	Westlake	TX	130,290	$17,828	05/2012	12/2016	$32,697	$2,612	$2,111
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	03/2012	$12,155	$930	$650
	37101 Corporate Dr.	Farmington Hills	MI	119,829	$17,724	09/2012	12/2011	$12,899	$5,904	$4,046
	4455 American Way	Baton Rouge	LA	70,100	$5,943	10/2012	10/2012	$13,868	$866	$835
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$-	$1,200
Industrial	245 Salem Church Rd. (2)	Mechanicsburg	PA	252,000	$4,514	01/2012	12/2012	$9,051	$652	$649
	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	09/2021	$25,020	$1,830	$1,427
	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	08/2012	$34,370	$2,560	$2,478
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	08/2012	$21,188	$1,715	$1,660
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$2,664	$2,572
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2017	$19,161	$1,414	$1,341

	Total 2012 Mortgage Maturities			4,819,787	$181,998			$326,536	$26,860	$24,352

Footnotes
(1)	Represents GAAP capitalized costs as of September 30, 2011.
(2)	Property sold and mortgage satisfied subsequent to September 30, 2011.

LEXINGTON REALTY TRUST
2013 Mortgage Maturities by Property Type
9/30/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2011 ($000)	GAAP Base Rent as of 9/30/2011 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,079	$1,969	$1,901
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$1,711	$1,779
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,561	$854	$819
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$1,260	$1,218
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2019	$118,929	$6,533	$6,464
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	08/2012	$15,239	$1,063	$1,194
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,829	$1,722	$1,688
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2023	$60,116	$2,279	$2,485
	6303 Barfield Rd./859 Mount Vernon Hwy.	Atlanta	GA	289,000	$40,356	05/2013	2013/2014	$76,766	$4,655	$4,433
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	02/2023	$24,631	$1,806	$1,694

	Total 2013 Mortgage Maturities			2,132,443	$234,937			$407,809	$23,852	$23,675

Footnotes
(1)	Represents GAAP capitalized costs as of September 30, 2011.

LEXINGTON REALTY TRUST
2014 Mortgage Maturities by Property Type
9/30/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2011 ($000)	GAAP Base Rent as of 9/30/2011 ($000)
Office	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	07/2015	$29,238	$3,562	$2,671
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	01/2012	$10,599	$599	$599
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$2,687	$2,588
	1701 Market St. (2)	Philadelphia	PA	305,170	$43,520	07/2014	Various	$69,924	$5,288	$5,289
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,233	$2,497	$2,568
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$5,110	$5,260
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$3,320	$3,405
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$6,053	$3,190
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,288	$3,212	$3,029
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$1,072	$1,033
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$790	$790

	Total 2014 Mortgage Maturities			2,992,405	$229,068			$480,736	$34,190	$30,422

Footnotes
(1)	Represents GAAP capitalized costs as of September 30, 2011.
(2)	Lexington has an 80.5% interest in the property and amounts include parking operations.

LEXINGTON REALTY TRUST
2015 Mortgage Maturities by Property Type
9/30/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2011 ($000)	GAAP Base Rent as of 9/30/2011 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$3,089	$3,742
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,623	$693	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$1,445	$1,467
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$1,623	$1,602
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,463	$1,645	$1,750
	100, 120, 140 East Shore Dr.	Glen Allen	VA	224,723	$18,321	05/2015	Various	$38,003	$2,089	$2,103
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,917	$1,928	$1,967
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$1,260	$1,216
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,153	$1,427	$1,403
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Various - 2012	$18,070	$1,321	$1,101
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	10/2014	$15,844	$1,563	$1,511
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$1,683	$1,592
	4000 Johns Creek Pkwy.	Suwanee	GA	87,219	$10,502	05/2015	2011/2012	$4,175	$1,502	$1,399
	4848 129th East Ave. (3)	Tulsa	OK	101,100	$6,517	05/2015	NA	$13,018	$120	$120
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$19,815	$1,336	$1,400
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,267	$1,241	$1,220
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$2,400	$2,396
	12645 West Airport Rd.	Sugar Land	TX	165,836	$6,286	09/2015	09/2015	$19,436	$2,091	$1,457
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2015	$73,343	$8,163	$5,531
Industrial	10000 Business Blvd.	Dry Ridge	KY	336,350	$4,992	07/2015	06/2025	$15,227	$1,009	$1,009
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,817	07/2015	06/2025	$19,066	$1,266	$1,266
	4010 Airpark Dr.	Owensboro	KY	211,598	$4,406	07/2015	06/2025	$13,598	$906	$906
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,517	07/2015	06/2025	$6,055	$403	$403
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,330	07/2015	06/2025	$32,222	$2,129	$2,129

	Total 2015 Mortgage Maturities			4,549,728	$269,090			$562,190	$42,332	$38,690

Footnotes
(1)	Represents GAAP capitalized costs as of September 30, 2011.
(2)	Property is classified as a capital lease for GAAP, accordingly $739 of GAAP income is included in non-operating income.
(3)	Property is currently vacant, rent balances are from prior tenant. Debt service payments have been suspended.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2011

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Louisville, CO		$7,225	5.830%	01/2012	$172	$7,195
Mechanicsburg, PA	(c)	4,550	7.780%	01/2012	155	4,514
Milford, OH	(b)	13,025	6.612%	02/2012	694	12,686
Lake Forest, CA		9,753	7.260%	02/2012	286	9,708
Westlake, TX	(b)	18,003	5.392%	05/2012	822	17,828
Millington, TN		16,377	5.247%	05/2012	661	16,222
Cary, NC	(b)	12,610	5.584%	05/2012	534	12,543
Lakewood, CO		7,981	5.097%	05/2012	364	7,890
Farmington Hills, MI	(b)	18,105	5.723%	09/2012	1,333	17,724
Laurens, SC	(b)	14,515	5.911%	09/2012	1,352	14,022
Temperance, MI	(b)	9,730	5.912%	09/2012	906	9,400
Baton Rouge, LA	(b)	6,075	5.333%	10/2012	443	5,943
San Antonio, TX		26,655	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	10,508	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	10,565	5.996%	12/2012	887	10,272
Fort Mill, SC		10,167	6.000%	01/2013	839	9,904
Centennial, CO	(b)(r)	14,069	5.724%	02/2013	1,177	13,555
Brea, CA	(b)	74,750	5.734%	05/2013	5,361	73,071
Atlanta, GA		41,573	5.268%	05/2013	3,004	40,356
Irving, TX	(b)	37,499	5.452%	05/2013	2,702	36,466
Houston, TX		16,242	5.218%	05/2013	1,166	15,737
Southington, CT		12,612	5.018%	05/2013	890	12,228
Indianapolis, IN		8,858	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,744	5.268%	05/2013	592	8,550
Phoenix, AZ		17,342	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	8,559	6.000%	01/2014	3,270	-
Moody, AL		6,716	4.978%	01/2014	493	6,350
Clive, IA		5,438	5.139%	05/2014	387	5,151
Fort Mill, SC		19,154	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(p)	45,939	5.060%	07/2014	3,178	43,520
Fishers, IN		11,143	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,615	25,831
Las Vegas, NV	(i)	31,428	6.150%	09/2014	1,965	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,892	46,253
Columbus, IN	(i)	598	7.500%	09/2014	54	568
Las Vegas, NV	(i)	728	7.500%	09/2014	66	691
Memphis, TN	(i)	1,071	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,447	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,083	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,422	5.639%	01/2015	1,552	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,995	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,192	5.885%	04/2015	888	10,359
Glen Allen, VA	(b)	19,247	5.377%	05/2015	1,292	18,321
Houston, TX		15,600	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	802	14,900
Houston, TX		12,189	5.210%	05/2015	874	11,282
Indianapolis, IN		12,113	5.160%	05/2015	865	11,205

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2011

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
San Antonio, TX		12,026	5.340%	05/2015	875	11,167
Suwanee, GA		11,124	5.260%	05/2015	751	10,502
Los Angeles, CA		10,541	5.110%	05/2015	750	9,760
Richmond, VA		9,771	5.310%	05/2015	708	9,055
Harrisburg, PA		8,429	5.110%	05/2015	599	7,792
Knoxville, TN		7,184	5.310%	05/2015	520	6,658
Tulsa, OK	(s)	7,119	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	19,700	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,532	4.990%	07/2015	1,042	13,330
Hopkinsville, KY		8,521	4.990%	07/2015	611	7,817
Dry Ridge, KY	(n)	5,442	4.990%	07/2015	390	4,992
Owensboro, KY	(n)	4,803	4.990%	07/2015	344	4,406
Elizabethtown, KY	(j)	2,744	4.990%	07/2015	197	2,517
Houston, TX	(b)	41,545	6.250%	09/2015	8,159	18,161
Sugar Land, TX	(b)	10,839	6.250%	09/2015	2,083	6,286
Bridgewater, NJ		14,720	5.732%	03/2016	1,035	13,825
Omaha, NE		8,302	5.610%	04/2016	621	7,560
Tempe, AZ		7,841	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		10,076	6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,487	5.939%	07/2016	1,139	18,363
Rochester, NY	(f)	18,125	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,594	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,652	6.210%	08/2016	508	6,153
Glenwillow, OH		16,396	6.130%	09/2016	1,240	15,132
Memphis, TN		3,811	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	649	9,309
Dubuque, IA		9,966	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,099	19,000
McDonough, GA		23,000	6.110%	11/2017	1,429	21,651
Lorain, OH	(b)	1,238	7.750%	07/2018	108	-
Manteca, CA	(b)	875	7.750%	07/2018	77	-
Watertown, NY	(b)	822	7.750%	07/2018	72	-
Lewisburg, WV	(b)	578	7.750%	07/2018	51	-
San Diego, CA	(b)	557	7.750%	07/2018	49	-
Galesburg, IL	(b)	491	7.750%	07/2018	43	-
Boston, MA		13,221	6.100%	12/2018	996	11,520
North Berwick, ME		10,171	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	36,447	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,363	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	18,793	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,390	18,383
Wall, NJ	(b)	25,343	6.250%	01/2021	3,197	-
Charleston, SC		7,350	5.850%	02/2021	437	6,632
Whippany, NJ		15,436	6.298%	11/2021	1,344	10,400
Subtotal/Wtg. Avg./Years Remaining (l)		$1,345,929	5.718%	3.5	$104,285	$1,209,473

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2011

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)

Corporate
Term Loan	(h)(k)	$35,551	5.520%	03/2013	$1,995	$35,551
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,403	25,000
Exchangeable Notes	(e)(m)	62,150	5.450%	01/2027	3,387	62,150
Convertible Notes	(o)(q)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$366,821	6.111%	10.9	$22,470	$366,821
Total/Wtg. Avg./Years Remaining (l)		$1,712,750	5.802%	5.1	$126,755	$1,576,294

Footnotes
(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Loan satisfied subsequent to quarter end; property held for sale.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Holders have the right to put notes to Lexington commencing January, 2012 and every five years thereafter.
(f)	Properties are cross-collateralized.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Rate is swapped to fixed rate through maturity.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	Represents full payable of loans, discount of $1,444 excluded from balance.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Represents full payable of notes, discount of $214 excluded from balance.
(n)	Properties are cross-collateralized.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Lexington has an 80.5% interest in this property.
(q)	Represents full payable of notes, discount of $10,336 excluded from balance.
(r)	Maturity date represents lender call date.
(s)	Debt service suspended.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
9/30/2011

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Jayal		$204	$61	11.500%	03/2012	$212	$-	$-
Net Lease Strategic		22,319	3,348	5.147%	05/2012	840	22,153	3,323
Net Lease Strategic		5,101	765	7.670%	01/2013	2,817	-	-
Net Lease Strategic		12,518	1,878	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic		4,687	703	5.950%	09/2013	381	4,496	674
Net Lease Strategic		19,575	2,936	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic		8,982	1,347	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic (5)		35,000	5,250	2.470%	07/2014	877	35,000	5,250
Net Lease Strategic		817	123	8.500%	04/2015	271	-	-
Net Lease Strategic		16,234	2,435	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC		14,486	869	5.240%	05/2015	976	13,673	820
Net Lease Strategic		12,135	1,820	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic		5,855	878	5.783%	06/2015	462	5,371	806
Net Lease Strategic		16,044	2,407	8.036%	09/2015	3,352	6,925	1,039
Net Lease Strategic		4,650	698	8.036%	09/2015	925	2,203	330
Net Lease Strategic		8,223	1,233	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic		6,078	912	6.090%	04/2016	494	5,465	820
Net Lease Strategic		6,261	939	6.315%	09/2016	497	5,723	858
One Summit		13,423	4,027	9.375%	10/2016	3,344	-	-
Net Lease Strategic		8,834	1,325	6.063%	11/2016	683	8,023	1,203
One Summit		8,874	2,662	10.625%	11/2016	2,239	-	-
Net Lease Strategic		8,532	1,280	5.910%	10/2018	728	6,624	994
Net Lease Strategic		9,439	1,416	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic		7,489	1,123	6.507%	11/2019	563	6,692	1,004
Net Lease Strategic		9,542	1,431	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic		9,649	1,447	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic		8,850	1,328	5.460%	12/2020	741	5,895	884
Net Lease Strategic		9,148	1,372	5.640%	01/2021	692	7,018	1,053

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
9/30/2011

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic		11,220	1,683	5.380%	08/2025	1,144	362	54
Total/Wtg. Avg. (1)/Years Remaining (2)		$304,169	$47,696	6.11%	4.7	$30,350	$231,794	$33,538

Footnotes
(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.
(5)	New term loan collateralized by 16 properties. Interest only at LIBOR plus 225 bps, subject to adjustment.

LEXINGTON REALTY TRUST
Partnership Interests
Nine Months Ended September 30, 2011
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$1,851
Interest expense	$476
Depreciation and amortization	$1,416
Impairment charges	$12,495

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$21,976
Interest expense	$2,516

Footnotes
(1)	Excludes discontinued operations and OP unit noncontrolling interests.

LEXINGTON REALTY TRUST
Selected Balance Sheet and Income Statement Account Data
9/30/2011
($000)

Balance Sheet

Other assets	$52,546

The components of other assets are:

Deposits	$799
Forward purchase equity commitment	21,970
Investments- capital lease	10,623
Equipment	798
Prepaids	4,885
Other receivables	2,189
Deferred tax asset	673
Deferred lease incentives	9,663
Other	946

Accounts payable and other liabilities	$55,801

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$17,537
CIP accruals and other	16,424
Taxes	350
Deferred lease costs	5,853
Subordinated notes	2,279
Deposits	1,318
Escrows	1,320
Sale/leaseback financing obligation	4,750
Transaction costs	532
Guarantee obligation	1,500
Derivative liability	3,938

Income Statement - nine months ended September 30, 2011

Non-cash interest expense, net	$4,305

LEXINGTON REALTY TRUST
Select Credit Metrics

	9/30/2010	9/30/2011

Company FFO Payout Ratio	41.7%	48.6%

Non-mortgaged Assets	$1.05 billion	$1.14 billion

Debt + Preferred/Gross Assets	53.0%	50.4%

Debt/Gross Assets	45.3%	42.3%

Secured Debt/Gross Assets	38.3%	35.0%

Net Debt/EBITDA	6.2 times	5.8 times

Credit Line Availability (1)	$194.3 million	$295.9 million

Development/Gross Assets	0.5%	0.8%

EBITDA/Revenue	82.2%	77.7%

Fixed Charge Coverage	1.7 times	1.8 times

JV + Advisory Income/Revenues	5.9%	7.9%

Footnotes
(1)	As of 9/30/2011, there were $4.1 million of outstanding letters of credit.

LEXINGTON REALTY TRUST
Revenue Data
9/30/2011
($000)

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2011 - Remainder	$68,887	$73,663
2012	$283,504	$290,880
2013	$265,727	$269,214
2014	$231,241	$233,633
2015	$193,631	$195,733

Other Revenue Data

Asset Class	GAAP Base Rent as of 9/30/11 (2)	Percentage
Office	$144,989	65.2%
Industrial	$46,930	21.1%
Retail	$8,533	3.9%
ulti-tenant	$21,794	9.8%
	$222,246	100.0%

Credit Ratings (3)
Investment Grade	$105,774	47.6%
Non-Investment Grade	$35,076	15.8%
Unrated	$81,396	36.6%
	$222,246	100.0%

Footnotes
(1)	after 9/30/2011 and (4) excludes properties held for sale as of 9/30/2011.
(2)	9/30/2011.
(3)	are included in unrated.

LEXINGTON REALTY TRUST
Top 20 Markets
9/30/2011

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 9/30/11 (1)
1	Dallas-Fort Worth-Arlington, TX	8.0%
2	Los Angeles-Long Beach-Santa Ana, CA	6.4%
3	Houston-Sugar Land-Baytown, TX	5.3%
4	Memphis, TN-MS-AR	4.9%
5	New York-Northern New Jersey-Long Island, NY-NJ-PA	4.0%
6	Atlanta-Sandy Springs-Marietta, GA	3.8%
7	Detroit-Warren-Livonia, MI	3.7%
8	Kansas City, MO-KS	3.2%
9	Orlando-Kissimmee, FL	2.7%
10	Boston-Cambridge-Quincy, MA-NH	2.6%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.6%
12	Indianapolis-Carmel, IN	2.5%
13	Baltimore-Towson, MD	2.4%
14	Chicago-Naperville-Joliet, IL-IN-WI	2.2%
15	Charlotte-Gastonia-Concord, NC-SC	2.0%
16	Phoenix-Mesa-Scottsdale, AZ	2.0%
17	Columbus, OH	1.9%
18	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.9%
19	San Antonio, TX	1.8%
20	Seattle-Tacoma-Bellevue, WA	1.7%
	Total Top 20 Markets (3)	65.6%

Footnotes
(1)	Nine months ended 9/30/2011 GAAP base rent recognized for consolidated properties owned as of 9/30/2011.
(2)
A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000.  These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
9/30/2011
Industry Category	Percent of GAAP Base Rent as of 9/30/11 (1)
Finance/Insurance	13.5%
Automotive	10.0%
Energy	10.0%
Technology	9.8%
Consumer Products	7.2%
Service	7.0%
Transportation/Logistics	6.6%
Healthcare	6.5%
Food	5.5%
Construction/Materials	4.2%
Telecommunications	3.9%
Media/Advertising	3.7%
Printing/Production	2.9%
Aerospace/Defense	2.6%
Apparel	1.6%
Retail Department	1.5%
Real Estate	1.2%
Education	1.1%
Retail Specialty	0.6%
Retail Electronics	0.3%
Security	0.1%
Total (2)	100.0%

Footnotes
(1)	Nine months ended 9/30/2011 GAAP base rent recognized forconsolidated properties owned as of 9/30/2011.
(2)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
9/30/2011

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 9/30/11 ($000) (1)	Percent of GAAP Base Rent as of 9/30/2011 ($000) (1) (2)
Bank of America, National Association	8	691,893	1.9%	$7,101	3.2%
Baker Hughes, Inc.	2	720,221	2.0%	$6,988	3.1%
Dana Holding Corporation and Dana Limited	6	1,902,414	5.3%	$6,226	2.8%
Federal Express Corporation	2	641,286	1.8%	$5,562	2.5%
Swiss Re America Holding Corporation	2	476,123	1.3%	$5,102	2.3%
Morgan, Lewis and Bockius, LLP (3)	1	290,565	0.8%	$5,095	2.3%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	7.0%	$4,928	2.2%
Wells Fargo Bank, N.A.	2	338,301	0.9%	$4,489	2.0%
International Business Machines Corporation (Internet Security Systems, Inc.)	2	289,000	0.8%	$4,433	2.0%
JPMorgan Chase Bank, National Association	3	430,375	1.2%	$4,051	1.8%
	31	8,284,094	23.0%	$53,975	24.3%

Footnotes
(1)	Nine months ended 9/30/2011 GAAP base rent recognized for consolidated properties owned as of 9/30/2011.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking garage operations. Lexington has an 80.5% interest in this property.

Investor Information

Transfer Agent

BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City NJ 07310-1900
(800) 850-3948
www.bnymellon.com/shareowner/isd

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch
James Feldman	(646) 855-5808

Morgan, Keegan & Co., Inc.
Barclays Capital		Stephen C. Swett	(212) 508-7585
Ross L. Smotrich	(212) 526-2306

Raymond James & Assoc.
Friedman, Billings, Ramsey		Paul Puryear	(727) 567-2253
Gabe Poggi	(703) 469-1141

Stifel Nicolaus
J.P. Morgan Chase		John W. Guinee	(443) 224-1307
Anthony Paolone	(212) 622-6682
Wells Fargo Securities, LLC
		Todd J. Stender	(212) 214-8067
Keefe, Bruyette & Woods
Sheila K. McGrath	(212) 887-7793